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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Aspect Telecommunications Corporation on Form S-8 of our reports dated January 14, 1997 and March 26, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Aspect Telecommunications Corporation for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
----------------------------

San Jose, California
October 13, 1997